EXHIBIT 10.2 - TRANSLATED FROM ORIGINAL PORTUGESE

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                              DECREE-LAW Ner: 27/98
                  FIRST ADDENDUM TO OFFICIAL JOURNAL Ner: 5/98
                        Published on July.... and entered
                       into force on July.... July, 1998.

Whereas the exploration and exploitation of natural resources, namely, the hydrocarbons reveal to be as a relevant addition to the production of national wealth that is needed to the development of the Country, as well as to the establishment of welfare to the Saotomean citizen;

Whereas the establishment of a company whose business activity will be exploration and exploitation of hydrocarbons is the needful condition to meet this purpose,

Whereas, moreover, it is advisable the contribution from the internationally experienced foreign companies to assure technical and financial co-partnership to materialize this business activity, Now therefore,

The  Government of the  Democratic  Republic of Sao Tome and Principe  under the article 99, sub-paragraph d) of the Constitution enacts and I promulgate as follows:

                                    Article 1

It is hereby established Sao Tome and Principe National Petroleum Company, a public company, shortly named "STPETRO, S.A."

                                    Article 2

It is hereby approved the Statute of STPETRO, S.A. that is attached to this diploma.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                    Article 3

This decree-law enters into force under legal terms.

            Approved by the Council of Ministers on June 16th, 1998.
                  The Prime Minister and Head of the Government

                                               (Illegible Signature)
                                              -----------------------
                                                 Raul Braganca Neto
                                           The Minister of Justice, Labor
                                              and Public Administration


                                               (Illegible Signature)
                                          --------------------------------
                                                Amaro Pereira de Couto
                                    On behalf of the Minister of Foreign Affairs
                                                  and Communities


                                               (Illegible signature)
                                        ----------------------------------
                                            Homero Jeronimo Salvaterra
                                              The Minister of Defense
                                                   and Interior


                                               (Illegible Signature)
                                          ------------------------------
                                           Joao Quaresma Viegas Bexigas
                                      On behalf of the Minister of Planning
                                                    and Finance

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).



                                               (Illegible Signature)
                                   ---------------------------------------------
                                                Acacio Elba Bonfim
                                         The Minister of Education, Culture
                                                    and Sports


                                               (Illegible Signature)
                                            --------------------------
                                            Albertino Homem dos Santos
                                                 Sequeira Braganca
                                         The Minister of Social Equipment
                                                  and Environment


                                               (Illegible Signature)
                                            ---------------------------
                                             Arlindo Afonso de Carvalho
                                     On behalf of the Minister of Agriculture
                                                   and Fisheries


                                               (Illegible Signature)
                                          ------------------------------
                                             Hermenegildo de Assuncao
                                                   Sousa e Santos
                                       On behalf of the Minister of Wealth

(Democratic Rep. of Sao and Principe
Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil
Company; First Addendum to official Journal
Ner.:5/98, Published on July .., 1998.
Entry into force: on July.., 1998).



                                                (Illegible Signature)
                                      ----------------------------------------
                                         Eduardo do Carmo Ferreira de Matos
                                         The Minister of Commerce, Industry
                                                     and Tourism


                                                (Illegible Signature)
                                         --------------------------------
                                               Cosme Bonfim Afonso Rita


                                  It has  been  promulgated  on July  9th, 1998.

                                                    Be Published.

                                            The PRESIDENT OF THE REPUBLIC


                                                (Illegible Signature)
                                     ---------------------------------------
                                     Miguel ANJOS DA CUNHA, LISBOA TROVOADA

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                   STATUTE OF
                              SAO TOME AND PRINCIPE
                           NATIONAL PETROLEUM COMPANY
                             A PUBLIC COMPANY NAMED
                                "STPETRO, S.A. "

                                    CHAPTER I
                         ESTABLISHMENT, HEADQUARTERS AND
                              COMMERCIAL ACTIVITIES

                                    ARTICLE I
                           ESTABLISHMENT AND DURATION

1. There is hereby established a public company incorporated under the Laws of the Democratic Republic of Sao Tome and Principe, pursuant to relevant provisions of the applicable laws and regulations to sharing companies, that is named Sao Tome and Principe National Petroleum Company, shortly, "STPETRO, S.A."

2. STPETRO, S.A., is an oil company established between the Government of the Democratic Republic of Sao Tome and Principe (herein after referred to as the "Government") and Environmental Remediation Holding Corporation (herein after referred to as the ERHC), under the terms and conditions set up in the Agreement between the aforementioned parties dated May 27, 1997.

3. STPETRO, S.A., is established for an indefinite time period from the date of registration of this Statute with the Notary Public in the Democratic Republic of Sao Tom6 and Principe.

                                    ARTICLE 2
                              COMMERCIAL ACTIVITIES

1. The main commercial activities of STPETRO, S.A., are petroleum and gas exploration and exploitation, petroleum refining, gas processing and sale of petroleum and petroleum products as well as, securing financing, development and procurement of petroleum and gas related activities and facilities.

2. STPETRO, S.A., shall carry on any and all the activities connected or related to the petroleum and gas industry, as well as any other commercial activity that is not in a collision course with its main commercial activities.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                    ARTICLE 3
                            HEADQUARTERS AND BRANCHES

1. The headquarters of STPETRO, S.A., are located in Sao Tome City in the Democratic Republic of Sao Tome and Principe (herein after referred to as "DRSTP", and its Administrative Council may deliberate the transfer thereof to any place in the Saotomean territory.

2. STPETRO, S.A., through its Administrative Council, will have the authority to open branches, agencies and representative offices thereof at any time as it deems necessary at any place in the Saotomean territory and/or elsewhere abroad.

3. The Administrative Council of STPETRO, S.A., may establish at a time it deems necessary affiliated companies abroad.

4. STPETRO, S.A., is interdicted to establish affiliated banks in the territory of the DRSTP; however, it may acquire shares of the banks operating therein.

                                    ARTICLE 4
                           (ENVIRONMENTAL PROTECTION)

STPETRO, S.A., shall comply with the laws, regulations, and compulsory rules on environmental protection on carrying on its commercial activities

                                    ARTICLE 5
                                  (NATIONALITY)

STPETRO, S.A., and its branches, agencies and representative offices based and/or registered in the DRSTP shall hold the Saotomean nationality.

                                    ARTICLE 6
                        (LEGAL PERSONALITY AND CAPACITY)

1. STPETRO, S.A., shall have legal personality and capacity to perform under its name and its commercial activities.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

2. STPETRO, S.A., is a legally autonomous private entity and shall enjoy, therefore, the complete and absolute managing and financial autonomy in legal course of its commercial activities through its competent bodies.

                                    ARTICLE 7
                          (CAPITAL STOCK CONTRIBUTION)

1. The initial capital stock contribution for STPETRO, S.A., is one hundred thousand (Us$100, 000.00) Dollars of the United States of America.

2. The capital stock may be increased up to the proportional amount that is deemed to meet in the best way its commercial activities, according to the decision of the General Assembly of shareholders taken by majority of the votes cast.

3. Any new shares may be submitted to the public subscription upon approval of majority shareholders and subject to the provisions set forth herein.

4. In case of failure of subscription of new shares by the Treasury, the Saotomean State shall appoint one or more state-owned entities to perform such subscription on its behalf, in order that, at least, to preserve the proportionality of capital stock that it owns.

                                    ARTICLE 8
                                    (SHARES)

1. The initial capital stock is divided into ten thousand (10,000) shares each having a face value of ten (USD10.00) Dollars of the United States of America.

2. All these shares shall have been fully paid up prior to their issuance.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                    ARTICLE 9
                        (SUBSCRIPTION OF INITIAL SHARES)

         The initial shares shall be subscribed and fully paid up by the founders-shareholders as follows:

         (A) The Government or state-owned entity appointed by the former: five thousand one hundred (5,100) shares, the equivalent of fifty-one (51%) percent of the initial capital stock, and

         (B) Environmental Remediation Holding Corporation: four thousand nine hundred (4,900) shares the equivalent of forty-nine (49%) percent of the initial capital stock.

                                   ARTICLE 10
                                (TYPE OF SHARES)

1. The shares hereby created shall be issued as bearer shares with transfer restrictions as set forth in the Article 15.

2. STPETRO, S.A., may issue nominative or special shares or other types thereof at any time as it deems necessary and convenient, pursuant to the deliberations of the General Assembly taken by the majority of the votes cast.

3. STPETRO, S.A., may issue certificates in combination of five, ten, fifty, hundred and thousand shares.

                                   ARTICLE 11
                              (STOCK REGISTRATION)

1. All types of shares shall be registered and numbered under the name of the buyer or subscriber in the appropriate registry or database maintained by STPETRO, S.A.

2. The registry or database of shareholders shall also include the domicile and address of each shareholder or share subscriber

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                   ARTICLE 12
                                 (SHARE DEPOSIT)

1. The shareholder has the faculty to take physical possession whether of the share or the original of the share certificates; provided that the former shall be maintained on deposit at the headquarters of STPETRO, S.A.. If the shareholder elects to take physical possession of the shares, the original of share certificates shall not be issued.

2. If the share certificate remains on deposit with STPETRO, S.A., the shareholder shall receive a share receipt acknowledging said deposit.

3. Said share receipts may be transferred, but said receipts will have no legal value until said transfer is recorded in the registry or database of STPETRO, S.A.

                                   ARTICLE 13
                              (SHARE CERTIFICATES)

1.  STPETRO,   S.A.,  grants  the  Administrative  Council  authority  to  issue certificates representing five, ten, fifty, hundred and thousand shares.

2 The Administrative Council may only issue such certificates after full payment of the price of total number of shares that have been subscribed.

3. All shares and bonds, as well as the documents in which they are combined and their respective certificates, shall be jointly signed by the President of the Administrative Council and another member thereof, as appointed by the Administrative Council, whose signatures shall be certified by the Secretary of the Administrative Council and shall set the embossed seal of STPETRO, S.A.

4. The signatures referred to in the provision paragraph "3" herein above may be reproduced mechanical means.

                                   ARTICLE 14
                                     (BONDS)

1. STPETRO, S.A., may issue any type of bonds according to the decision of the Administrative Council, pursuant to the relevant provisions of applicable Laws.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

2. STPETRO, S.A., may issue certificates representing five, ten, fifty, hundred and thousand bonds as well as documents that combine this same amounts.

3. The Administrative Council may only issue such bond certificates after full payment of the number of bonds that has been subscribed.

4. The General Assembly may grant powers to the Administrative Council on bond issuing.

                                   ARTICLE 15
                                (PRIORITY RIGHT)

1. There is hereby conferred a priority right on the subscription and purchase of new shares or bonds to the bearer on any type shares or bonds, as the case may be, according to the proportionality of the owned shares and/or bonds.

2. Any shareholder or holder of bonds of record is required to offer for sale or transfer in priority to any shareholder or bond holder of record prior to offering such shares to any individual or business entity. Notice of a shareholder or holder of bonds intent to sell, shall be given to STPETRO, S.A., in accordance with the procedures to be established by the Administrative Council.

3. Any shares or bonds which have not been subscribed by other shareholders or holders of bonds, may be publicly subscribed.

                                   CHAPTER II
                       THE RULING BODIES OF STPETRO, S.A.

                                   ARTICLE 16

                      (THE RULING BODIES OF STPETRO, S.A.)

         STPETRO, S.A., is ruled by the following bodies:

                  (A)      The General Assembly of the Shareholders,

                  (B)      The Administrative Council, and

                 (C)      The Council of Auditors.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                    Section I
                      GENERAL ASSEMBLY OF THE SHAREHOLDERS

                                   ARTICLE 17
                        (POWERS OF THE GENERAL ASSEMBLY)

1. The General Assembly is composed of all the shareholders with the right to vote, and the shareholders without the right to vote may attend its sessions under the terms of this Statute.

2 The Board of General Assembly is composed by one Chairman, one Vice-President and one Secretary, elected by the General Assembly.

3. All shareholders, other ruling bodies of STPETRO, S.A. and members thereof, are bound to all actions of the General Assembly taken according to the applicable Laws and Regulations.

4. The General Assembly shall:

      (A) Appoint and dismiss the Chairman, the Vice-President and the Secretary of the General Assembly, for a five-year term, eventually renewable,

      (B) Appoint and dismiss the members of bodies, fix their wages and privileges, other ruling bodies, fix their wages and privileges,

      (C) Approve or disapprove the annual report and balance sheet of the Administrative Council and the annual report of Council of Auditors,

      (D) Adopt any amendments to this Statute,

      (E) Deliberate on strategy and general options for the development of the commercial activities of STPETRO, S.A., that shall be proposed by the Administrative Council, and

      (F) Deliberate on dividend distribution, the constitution of reserves or any subject in the agenda.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                   ARTICLE 18
                                 (RIGHT TO VOTE)

1. The shareholder has the right to attend the meeting of the General Assembly as voter.

2. However, only the bearer of at least one hundred (100) voting shares may exercise the right to vote.

3. The buyer of voting shares is compelled to give notice to STPETRO, S.A., on such, acquisition two (2) months prior to any meeting of the General Assembly to enable the shareholder the authority to exercise the right to vote.

4. A bearer of bonds, authorized and issued by STPETRO, S.A., may attend the meeting of the General Assembly only as observer, without the right to vote.

                                   ARTICLE 19
                             (NOTICE OF THE MEETING)

1. The General Assembly shall be convened by its Chairman on his/her own initiative or under compulsory request within a minimum of thirty (30) days notice prior to the date of the meeting by the shareholders owning at least twenty-five (25%) percent of the capital stock.

2. The Chairman of the General Assembly shall give notice of any meeting of the General Assembly to the shareholders at least twenty (20) days prior to such meeting and stating the day, time, location of the meeting and the agenda.

3. Whenever possible, the location of the meeting shall be at the headquarters of STPETRO, S.A.

4. Without prejudice to the provision of the paragraph 11211 herein above, notices of the meeting shall be given through the mail, mass

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

media and posted at the headquarters, agencies, branches and representative offices of STPETRO, S.A.

                                   ARTICLE 20
                                    (QUORUM)

1. A quorum of any meeting of the General Assembly shall be the majority of the voting capital stock and at least two shareholders' attendance.

2. However, in the case of an insufficient quorum for a meeting of the General Assembly, a second notice shall be given for such meeting and, accordingly, the General Assembly shall be convened and all deliberations and actions taken shall be valid, enforceable and effective whatever the number of shareholders' attendance and the capital stock that has been represented.

                                   ARTICLE 21
                               (ATTORNEY-IN-FACT)

         Any shareholder may grant powers of attorney to anyone to act on his behalf at the General Assembly provided he has addressed and delivered the appropriate document to the Chairman of the General Assembly ten. (10) days prior to the meeting.

                                   ARTICLE 22
                                      VOTES

1. A group of one hundred (100) fully paid up shares equals one (1) vote.

2. Without prejudice to the provision of paragraph "I" herein above and other provisions of this statute, the shareholder will be

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

entitled to exercise the right to vote if the shareholder has registered the shares under his/her/its name on the registry or database of STPETRO, S.A., at least thirty (30) days prior to the meeting

                                   Section II
                           THE ADMINISTPATIVE COUNCIL

                                   ARTICLE 23
                         (COMPOSITION AND RUNNING OF THE
                             ADMINISTRATIVE COUNCIL)

1. The Administrative Council shall be composed of five Administrators, elected by the General Assembly, two being the President and the Chief Executive officer.

2. If the President of the Administrative Council is absent or unable to act and during the vacancy he will be replaced by the Chief Executive Officer.

3. If the President of the Administrative Council is absent or unable to act for a period of thirty (30) days or more, and a new President has not been elected, the Chief Executive Officer may select his temporary substitute to serve on the Administrative Council until such position is filled or the President returns to active duty.

4. The Administrators may also act as Managing Directors.

                                   ARTICLE 24
                       (POWERS OF ADMINISTRATIVE COUNCIL)

1.Without prejudice to the powers and functions vested in it by other provisions of this Statute, applicable Laws and Regulations, the Administrative Council shall:

         (A) Adopt the rules of procedures on general managing of STPETRO, S.A.,

         (B) Define the rules of managing of the manpower,

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

         (C) Authorize the realization operations and transactions, of all extraordinary operations and transactions,

         (D) Decide to establish representatives' offices, branches, agencies and represenatives' offices,

         (E) Make the necessary arrangements with other entities as it deems convenient to STPETRO, S.A.,

         (F) Adopt the internal rules of procedures,

         (G) Appoint and dismiss the Managing Directors and fix their wages and privileges, as the case may be, and

         (H) Purchase, sell or mortgage property of STPETRO, S.A., as well as, according to the deliberation of the General Assembly.

2. The Administrative Council may delegate some of its powers and functions to the President of the Administrative Council or to the Chief Executive officer.

                                   ARTICLE 25
            (POWERS OF THE PRESIDENT OF ADMINISTRATIVE COUNCIL, S.A.)

         Without   prejudice  to  the  powers  and  functions  stated  in  other provisions of this Statute, applicable Laws and Regulations, the President of Administrative Council of STPETRO, S.A. is specially vested in the powers of:

         (A) Acting on behalf of STPETRO, S.A., separately or jointly with Chief Executive Officer or with another member of Administrative Council, in any and all transactions related to the commercial activities of STPETRO, S.A., and he/she may delegate some of his/her powers,

         (B) Coordinating and controlling the realization of all the services of STPETRO, S.A., and deciding as he/she deems necessarily on all the subjects in order to perform the commercial purposes of STPETRO, S.A., and

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

         (C)      Review,  recommend and inspect  policies and/or  procedures in
                  any  departments,   branches,   agencies  or  representatives'
                  offices, as the case may be.

                                   ARTICLE 26
                             (AUTHORIZED SIGNATURES)

1. STPETRO, S.A., shall be only bound upon signatures of:

         (A) jointly the President of the Administrative Council and the Chief Executive Officer,

         (B) jointly the General Manager and another member of the Administrative Council,

         (C)      Any member of the Administrative Council and attorney-
                  in-fact   under   specific  power   of  attorney   and
                  recognized by the Administrative Council, and

         (D)      An attorney-in-fact,  recognized by the Administrative Council
                  and   attorney-in-fact   under   specific  power  of  attorney
                  accordingly entitled to bind STPETRO, S.A..

2. In addition, the President may authorize members of the Administrative Council, the Managing Directors, officers and/or employees to sign daily documents related to normal course of operation of STPETRO, S.A. Such authorization shall be granted and recorded in the Corporate Minutes of STPETRO, S.A. Copy of said Minutes shall be distributed to each person to which such authority has been granted.

(Democratic Rep. of Sao and Principe
Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil
Company; First Addendum to official Journal
Ner.:5/98, Published on July .., 1998.
Entry into force: on July.., 1998).

                                   Section III
                             THE COUNCIL OF AUDITORS

                                   ARTICLE 27
                           (COMPOSITION AND OPERATION)

1. STPETRO, S.A., shall be subjected to quarterly internal audits.

2. The internal audit will be carried out by the Council of Auditors consisting of at least three (3) members.

3. The President of the Council of Auditors shall convene and lead one meeting at least every three (3) months or whenever he deems necessary and convenient.

4. The members of Council of Auditors shall be appointed by the General Assembly for five (5) year terms, eventually renewable, and its actions shall be taken by the majority of votes.

5. The General Assembly shall appoint one of the auditors to act as the President of the Council of Auditors.

6. The Council of Auditors may procure an external and independent accounting company whenever it deems convenient, being the charges arising thereby paid by the STPETRO, S.A.

                                   ARTICLE 28
                             (FUNCTIONS OF AUDITORS)

1. Without prejudice to the powers and functions stated in other provisions of this Statute, applicable Laws and Regulations, the Council of Auditors is specially vested with powers of:

         (A) Auditing the administration and management of STPETRO, S.A.'s, checking account and inspecting any and all acts at any time as it deems it necessary and convenient,

         (B) Checking the accomplishment of the applicable Laws, Regulations, this Statute and other relevant rules and instructions,

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).


         (C) Auditing the accuracy of books, accounting registry and documents related thereto,

         (D) Checking  the  cash  account,  amount  of  funds,  cash   reserves,
             hydrocarbon reserves and other values and assets,

         (E) Checking the accuracy of annual Balance Sheet and Report,

         (F) Elaborating its report on its activities,

         (G) Presenting its judgment on main managerial documents, namely, the the annual budget, Balance Sheet, inventory and annual accounts and agreements,

         (H) Causing the Administrative Council to take into consideration any subject related to commercial activities and operation of STPETRO, S.A.,

         (I) Attending any meeting of the Administrative Council whenever it deems necessary, and

         (J) Causing an audit of the annual Balance Sheet and Report by an independent and reputable Certified Accounting Firm.

                                   CHAPTER III
                             ALLOCATION OF PROCEEDS

                                   ARTICLE 29
                             (DIVIDEND AND RESERVES)

     The General Assembly shall hold an ordinary meeting no later than the 31st of March in each year to deliberate and act an the proposals from the Administrative Council concerning the application of the results of the previous year in conformity with the following requirements:

         (A) A minimum of twenty (20%) of the income of STPETRO, S.A., to be affected to the legal reserve. The Administrative Council shall recommend the maximum amount which shall be maintained in such legal reserve,

         (B) The earnings when approved by the Administrative Council to be distributed as dividends to the shareholders, and

         (C) The earnings to be distributed to redeem bonds.

(Democratic Rep. of Sao and Principe Decree-Law Ner.: 27/98, on Establishment of STPETRO, S.A., Saotomean National Oil Company; First Addendum to official Journal Ner.:5/98, Published on July .., 1998. Entry into force: on July..,
1998).

                                   CHAPTER IV
                             SETTLEMENT OF DISPUTES

                                   ARTICLE 30
                            (SETTLEMENT OF DISPUTES)

         All the disputes between STPETRO, S.A., and its shareholders, their heirs or representative arising from this Statute shall be settled, in priority, according to the procedures of the Arbitration procedure to be established by the Administrative Council.

                                    CHAPTER V
                                FINAL PROVISIONS

                                   ARTICLE 31
                                  (DISSOLUTION)

         STPETRO, S.A., shall cease its legal existence according to the provision of applicable Laws and pursuant to the deliberation and action of the General Assembly taken by a majority of voting shares representing seventy-five (75%) percent of the total amount of the voting capital stock.

                                   ARTICLE 32
                                 (MODIFICATION)

         This Statute may be modified by the General Assembly of Shareholders by a majority of seventy-five (75%) percent of the total amount of the voting capital stock.

                                   ARTICLE 33
                                    (NOTICES)

         All notices and other communications shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of any party hereto.